Exhibit 10.7

Arago Acquisition Corp.

755 Sierra Nevada,

Lomas de Chapultepec, Miguel Hidalgo,

11000, Mexico City, Mexico

[   ], 2022

Arago Gestión S.A.P.I de C.V. (BMV: ARAGOPI)

755 Sierra Nevada,

Lomas de Chapultepec, Miguel Hidalgo,

11000, Mexico City, Mexico

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of securities of Arago Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Arago Gestión S.A.P.I de C.V. (BMV: ARAGOPI) shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at 755 Sierra Nevada, Lomas de Chapultepec, Miguel Hidalgo, 11000, Mexico City, Mexico (or any successor location). In exchange therefore, the Company shall pay Arago Gestión S.A.P.I de C.V. (BMV: ARAGOPI) the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. Arago Gestión S.A.P.I de C.V. (BMV: ARAGOPI) hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

ARAGO ACQUISITION CORP.

By:
	Name:	Reynaldo Sandoval
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

ARAGO GESTIÓN S.A.P.I DE C.V. (BMV: ARAGOPI)

By:
Name:
Title:

[Signature Page to Administrative Services Agreement]